Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
The Company has elected to be taxed as a REIT under the provisions of the Internal Revenue Code of 1986, as amended, (the “Code”), and the corresponding provisions of state law. The Company expects to operate in a manner that will enable it to satisfy the various requirements to maintain its status as a REIT for federal income tax purposes. In order to maintain its status as a REIT, the Company must, among other things, distribute at least 90% of its REIT taxable income (excluding net long-term capital gains) to stockholders in the timeframe permitted by the Code. As long as the Company maintains its status as a REIT, the Company will not be subject to regular federal income tax at the REIT level to the extent that it distributes 100% of its REIT taxable income (including net long-term capital gains) to its stockholders within the permitted timeframe. Should this not occur, the Company would be subject to federal taxes at prevailing corporate tax rates on the difference between its REIT taxable income and the amounts deemed to be distributed for that tax year. The Company’s objective is to distribute 100% of its REIT taxable income to its stockholders within the permitted timeframe. If the Company fails to distribute during each calendar year, or by the end of January following the calendar year in the case of distributions with declaration and record dates falling in the last three months of the calendar year, at least the sum of (i) 85% of its REIT ordinary income for such year, (ii) 95% of its REIT capital gain income for such year, and (iii) any undistributed taxable income from prior periods, the Company would be subject to a 4% nondeductible excise tax on the excess of the required distribution over the amounts actually distributed. To the extent that the Company incurs interest, penalties or related excise taxes in connection with its tax obligations, including as a result of its assessment of uncertain tax positions, such amounts will be included in Operating and Other Expense on the Company’s consolidated statements of operations.

In addition, the Company has elected to treat certain of its subsidiaries as taxable REIT subsidiaries (“TRS”). In general, a TRS may hold assets and engage in activities that the Company cannot hold or engage in directly and generally may engage in any real estate or non-real estate-related business. Generally, a domestic TRS is subject to U.S. federal, state and local corporate income taxes. Given that a portion of the Company’s business is conducted through one or more TRS, the net taxable income earned by its domestic TRS, if any, is subject to corporate income taxation. To maintain the Company’s REIT election, no more than 20% of the value of the Company’s assets at the end of each calendar quarter may consist of stock or securities in TRS. For purposes of the determination of U.S. federal and state income taxes, the Company’s subsidiaries that elected to be treated as TRS record current or deferred income taxes based on differences (both permanent and timing) between the determination of their taxable income and net income under GAAP.

Based on its analysis of any potentially uncertain tax positions, the Company concluded that it does not have any material uncertain tax positions that meet the relevant recognition or measurement criteria as of December 31, 2021 or 2020. As of the date of this filing, the Company’s tax returns for tax years 2018 through 2021 are open to examination.
The tax effects of temporary differences that give rise to significant portions of net deferred tax assets (“DTAs”) recorded at the Company’s domestic TRS entities at December 31, 2021 and 2020 are presented in the following table:

(In Thousands)	December 31, 2021	December 31, 2020
Deferred tax assets (DTAs):
Net operating loss and tax credit carryforwards	$35,796	$37,338
Unrealized mark-to-market, impairments and loss provisions	3,753	15,203
Other realized / unrealized treatment differences	12,131	21,600
Total deferred tax assets	51,680	74,141
Less: valuation allowance	(51,680)	(74,141)
Net deferred tax assets	$—	$—

Realization of the Company’s DTAs at December 31, 2021 is dependent on several factors, including generating sufficient taxable income prior to the expiration of net operating loss (“NOL”) carryforwards and generating sufficient capital gains in future periods prior to the expiration of capital loss carryforwards. The Company determines the extent to which realization of the deferred assets is not expected to be more likely than not and establishes a valuation allowance accordingly.

No net deferred tax benefit was recorded by the Company for the years ended December 31, 2021 and 2020, related to the net taxable losses in TRS entities, since a valuation allowance for the full amount of the associated deferred tax asset of approximately $51.7 million and $74.1 million at the ends of those periods, respectively, was recognized as its recovery was not considered more likely than not. The related NOL carryforwards generated prior to 2018 will begin to expire in 2037; those generated in 2018 and later can be carried forward indefinitely, until fully utilized. The Company’s estimate of net DTAs could change in future periods to the extent that actual or revised estimates of future taxable income change from current expectations.

At December 31, 2021, the Company’s federal NOL carryforward was $142.1 million, which may be carried forward indefinitely. If certain substantial changes in the Company’s ownership occur, there could be an annual limitation on the amount of the carryforwards that can be utilized.

The income tax provision (benefit) is included in Other general and administrative expense in the Company’s consolidated statements of operations. The following table summarizes the Company’s income tax provision (benefit) primarily recorded at the Company’s domestic TRS entities for the years ended December 31, 2021, 2020, and 2019:

	For the Year Ended
(In Thousands)	December 31, 2021	December 31, 2020	December 31, 2019
Current provision (benefit)
Federal	$2,025	$1,403	$3
State	644	598	496
Total current provision (benefit)	2,669	2,001	499
Deferred provision (benefit)
Federal	—	—	—
State	—	—	—
Total deferred provision (benefit)	—	—	—
Total provision (benefit)	$2,669	$2,001	$499
The following is a reconciliation of the statutory federal tax rate to the Company’s effective tax rate at December 31, 2021, 2020, and 2019:

	For the Year Ended
	December 31, 2021	December 31, 2020	December 31, 2019
Federal statutory rate	21.0%	21.0%	21.0%
Non-taxable REIT income (dividends paid deduction)	(4.6)%	0.1%	(20.3)%
Other differences in taxable income (loss) from GAAP	(4.7)%	(14.4)%	(3.0)%
State and local taxes	—%	—%	—%
Change in valuation allowance on DTAs	(11.1)%	(6.9)%	2.3%
Effective tax rate	0.6%	(0.2)%	—%